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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2003


                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 2000-A, Series 2001-A, Series 2001-B,
                   Series 2002-A, Series 2002-B, Series 2003-A
                                and Series 2003-B
 ------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


                                      333-36939
                                      333-60994
       United States                  333-74600                  22-2382028
----------------------------  -------------------------      -------------------
(State or other jurisdiction  (Commission File Numbers)        (IRS Employer
       of incorporation)                                     Identification No.)


           White Clay Center, Building 200, Newark, DE            19711
           -------------------------------------------         ------------
           (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On September 15, 2003, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 2000-A, Series 2001-A, Series 2001-B, Series 2002-A, Series 2002-B, Series 2003-A and Series 2003-B. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

         Exhibits    Description
         --------    ---------------
           20.1      Monthly statements to certificateholders with respect to
                     the September 15, 2003 distribution.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 16, 2003

                                    By: CHASE MANHATTAN BANK USA,
                                    NATIONAL ASSOCIATION
                                    as Servicer


                                    By:  /s/ Patricia M. Garvey
                                    -----------------------------------
                                    Name:  Patricia M. Garvey
                                    Title: Vice President



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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
-----------                           -----------------
20.1                                  Monthly Statements to Certificateholders
                                      dated September 15, 2003.